Subsequent Events	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Subsequent Events

NOTE 14 - SUBSEQUENT EVENTS:

On January 30, 2012, the Company appointed a new director (hereafter - “Director D”) to our board of directors.  In connection to his appointment, we issued Director D an option to purchase 100,000 shares of our common stock, which will vest one-third annually in 2013, 2014 and 2015 on the anniversary of the date of grant, provided that he is (i) not reelected as a director at our 2014 annual meeting of stockholders, or (ii) not nominated for reelection as a director at our 2014 annual meeting of stockholders, the option vests and becomes exercisable on the date of such failure to be reelected or nominated.

The Company used the following assumptions: dividend yield of 0% and expected term of 5.5-6.5 years in each year; expected volatility of 58-60%; and risk-free interest rate of 1.01-1.26%. The options have terms of 10 years from the date of grant, and the fair value of the options granted above, using the Black-Scholes option-pricing model was approximately $106 thousand.

In March 1, 2012, the Company granted an employee and a distributer 40,000 and 77,915 options with performance conditions, respectively.

As to the above grants, the Company used the following assumptions: dividend yield of 0%; expected term of 5.5-6.5 years and 2 years in each year, respectively; expected volatility of 57-58% and 47%, respectively; and risk-free interest rate of 1.03-1.3% and 0.3%, respectively. The options have terms of 10 years and 2 years from the date of grant, respectively, and the fair value of the options granted above, using the Black-Scholes option-pricing model was approximately $42 thousand and $68 thousand, respectively.

In February 2012, Leumi Bank approved the release of a fixed lien in the amount of $53 thousand.